UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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CALIFORNIA MICRO DEVICES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 11, 2003

      CALIFORNIA MICRO DEVICES CORPORATION

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders on Friday, August 8, 2003 at 2:00 p.m., at the McCarthy Conference Center, 580 North McCarthy Boulevard, Milpitas, California.

The Board of Directors recommends that all shareholders vote for the election of the nominated directors, and for the other proposals presented in this Proxy Statement.

Proposals 3 through 6 are for amendments to the Company’s employee stock option plan and the employee stock purchase plan to increase the amounts of shares available under these plans and to extend the life of these plans. California Micro Devices operates in a competitive high technology job market. Stock options are a key factor in both recruiting and retaining valued employees.

Your support of these proposals is very important to the future success of your Company.

Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return your proxy card in the enclosed envelope as soon as possible. This will assure that your stock will be voted in accordance with the instructions you have given in your proxy card in the event you are unable to attend. You may, of course, attend the Annual Meeting and vote in person even if you have previously sent in your proxy card. It is very important that every shareholder vote. PLEASE send in your proxy card.

Very truly yours, /s/ Wade Meyercord WADE MEYERCORD Chairman of the Board

CALIFORNIA MICRO DEVICES CORPORATION
430 North McCarthy Boulevard, #100
Milpitas, California 95035

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of California Micro Devices Corporation, a California corporation (the “Company”), will be held on Friday, August 8, 2003 at 2:00 p.m., at the McCarthy Conference Center, 580 North McCarthy Boulevard, Milpitas, California.

     The items of business are:

1.	Election of five directors of the Company, to serve until the next annual meeting of shareholders.
2.	Ratification of the Appointment of Auditors.
3.	Amendment of the 1995 Employee Stock Option Plan, as subsequently amended, to increase from 4,115,000 to 4,745,000 the number of shares reserved for issuance thereunder.
4.	Amendment of the 1995 Employee Stock Option Plan, as subsequently amended, to extend the termination date of the plan from February 10, 2015 to August 7, 2023.
5.	Amendment of the 1995 Employee Stock Purchase Plan, as subsequently amended, to increase from 1,130,000 to 1,290,000 the number of shares reserved for issuance thereunder.
6.	Amendment of the 1995 Employee Stock Purchase Plan, as subsequently amended, to extend the termination date of the plan from February 9, 2005 to August 7, 2013.
7.	Such other matters as may properly come before the meeting.

     These items are more fully described in the following pages, which are hereby made a part of this Notice.

     Only shareholders of record at the close of business on June 26, 2003, will be entitled to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy card.

Sincerely, /s/ Stephen M. Wurzburg STEPHEN M. WURZBURG Secretary

Milpitas, California
July 11, 2003

CALIFORNIA MICRO DEVICES CORPORATION
PROXY STATEMENT

I. GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of California Micro Devices Corporation, a California corporation (“we,” “us,” “CAMD,” or the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Shareholders of the Company to be held at the McCarthy Conference Center at 580 North McCarthy Boulevard, Milpitas, California, on August 8, 2003, at 2:00 p.m., and any postponement or adjournment thereof (the “Annual Meeting”).

     This Proxy Statement and the accompanying form of proxy (the “Proxy Card”) are being mailed to shareholders on or about July 11, 2003. Whether or not you expect to attend the Annual Meeting in person, the Board of Directors requests that you complete and return your Proxy Card for use at the Annual Meeting and any adjournments thereof.

     Proxy Statement. This Proxy Statement consists of Sections I through VI, and contains six proposals. These Sections are intended to be read and understood together as one document. Please carefully read each section.

     Who Can Attend the Annual Meeting. Only shareholders of record of common stock issued by California Micro Devices Corporation (“CAMD” or the “Company”) at the close of business on June 26, 2003, the Record Date for the Annual Meeting or their valid proxy holders, are entitled to notice of and to vote at the Annual Meeting.

     Quorum at the Annual Meeting. As of the Record Date, CAMD had issued and outstanding 15,887,606 shares of voting Common Stock. The holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The specific vote requirements for the matters being submitted to a vote by shareholders at the Annual Meeting are provided under “Approval of Proxy Statement Items,” and the relevant proposals.

     Voting. Each share of Common Stock is entitled to one vote. Cumulative voting is not permitted.

     Submission of Proxy Card. You are urged to sign and date the Proxy Card and return it in the prepaid reply envelope provided for such purpose. THIS WILL IN NO WAY AFFECT YOUR RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. A shareholder giving a proxy has the right to revoke it at any time before it is voted by giving notice of such revocation to the Secretary of the Company, by attending the meeting and voting in person, or by returning a later dated proxy.

     The number of shares designated on the Proxy Card represents the total number of shares held in your name on the Record Date. If you receive more than one proxy card in separate mailings it is an indication that your shares are registered differently in more than one account. ALL Proxy Cards received by you should be signed and mailed by you to ensure that all your shares are voted.

     Voting by Proxy Card. When you vote by Proxy Card, the following procedure will apply:

     If you intend to vote by Proxy Card, please cast your vote FOR or AGAINST any proposal by marking the appropriate box. Sign your Proxy Card where indicated, and return it in the enclosed prepaid envelope. When your Proxy Card is returned properly marked and signed, the shares represented thereby will be voted in accordance with your directions.

     Signed proxies received by California Micro Devices Corporation on which no contrary instruction has been given will be voted FOR EACH OF THE NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2 THROUGH 6. IF YOU DO NOT VOTE FOR OR AGAINST A PROPOSAL, AND YOU RETURN YOUR SIGNED PROXY CARD, YOU WILL HAVE VOTED FOR PROPOSALS 2 THROUGH 6 AND FOR THE NOMINEES RECOMMENDED. If you wish to vote in accordance with the Board of Directors’ recommendations, simply sign, date and return your proxy card in the envelope provided.

     Other Matters. As of the date of this Proxy Statement, the Board does not intend to present any matter for action at the Annual Meeting other than the above items.

     Proxy Solicitation. Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians (the “Named Holders”) holding shares in their names which are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by one or more of telephone, telegram, facsimile, or personal solicitation by directors, officers, or employees of the Company or by an independent proxy solicitation firm hired for this purpose. No additional compensation will be paid to any Company employee, officer, or director for such services. The Company does not expect the cost of proxy solicitation services provided by an outside vendor, exclusive of out-of-pocket costs, to exceed $15,000.00.

     Conduct of the Annual Meeting. The Annual Meeting will be conducted in accordance with those procedures established by the Chairman of the Board of Directors. The Annual Meeting will proceed in the same order as the Proposals set out below.

     Procedure for Director Nominations by Shareholders. The By-Laws of the Company require advance notification of the intent of any shareholder to nominate a person for the position of Director of the Company. The Nominating Committee may also consider nominees timely proposed by the shareholders in determining the management slate of directors.

     Nominations of persons for election to the Board of Directors may be made by the Nominating Committee of the Board or any person appointed by the Board; nominations may also be made by any shareholder of record who complies with the following provisions. Shareholder nominations shall be made pursuant to written notice to the Secretary of the Company delivered or received at 430 North McCarthy Boulevard, #100, Milpitas, California 95035 (or such other corporate offices as may be specified) no less than 120 calendar days before the one-year anniversary of the date that the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting which for the 2004 annual meeting is March 13, 2004. Such notice shall set forth (i) as to each person whom the shareholder proposed to nominate for election or re-election as director (A) the name, age, business address, and residence address of the person, (B) the principal occupation or employment of the person over at least the last five years, (C) the class and number of shares of capital stock of the Company which are beneficially owned by the person, (D) a statement as to the person’s citizenship, (E) a description of all arrangements or understandings between the person and the nominating shareholder pursuant to which such nomination is being made, (F) the consent of such person to serve as a director of the Company if so elected, and (G) any such other information concerning the person as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (ii) as to the shareholder giving notice, (A) the name and record address of the shareholder and (B) the class, series, and number of shares of capital stock of the Company which are beneficially owned by the shareholder.

     Procedure for Shareholders to Make Proposals. In order for a shareholder of record to propose business to be brought before the annual meeting, in addition to other requirements such shareholder must give written notice to the Secretary of the Company delivered or received at 430 North McCarthy Boulevard, #100, Milpitas, California 95035 (or such other corporate offices as may be specified) no less than 120 calendar days before the one-year anniversary of the date that the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, which for the 2004 annual meeting is March 13, 2004. Such notice shall set forth (A) a brief description of the business desired to be brought before the meeting, (B) the name and record address of the shareholder proposing such business, (C) the class, series, and number of shares of capital stock of the Company which are beneficially owned by the shareholder, (D) any material interest of the shareholder in such business, and (E) any such other information concerning the shareholder making such proposal and the proposal itself as would be required by the appropriate rules and regulations of the Securities and Exchange Commission to be included in a proxy statement soliciting proxies for the proposal.

     Approval of Proxy Statement Items. Only holders of shares of the Company’s Common Stock of record as of the close of business on June 26, 2003 (the “Record Date”), are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters to be voted upon. An inspector of election, appointed by the Company, will count votes cast at the Annual Meeting. The presence, in person or by proxy duly authorized, of the holders of a majority of the voting shares will constitute a quorum for the transaction of business at the Annual Meeting and any continuation or adjournment thereof. Broker non-votes (i.e. shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted in determining whether a quorum is present at the Annual Meeting.

     Any shares not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the election of directors, except to the extent that withholding the authority to vote for an individual results in another individual receiving a larger portion of votes.

     Proposals submitted to the shareholders in the enclosed proxy must be approved by the vote of the holders of a majority of the votes of the shares of the Company represented in person or by proxy and entitled to vote at the Annual Meeting. In determining whether such proposals have been approved, abstentions and broker non-votes are not counted as votes for or against the proposal.

II. MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

ELECTION OF FIVE DIRECTORS
(PROPOSAL NO. 1)

Your Board Recommends a Vote “FOR” the Election of
Robert V. Dickinson, Wade Meyercord, Dr. Edward Ross,
Dr. John Sprague, and David L. Wittrock as Directors

     Five directors are to be elected to serve until the next annual meeting of shareholders and until the election and qualification of their successors. The Company’s By-Laws provide for not less than five, nor more than nine, authorized directors, with the number of directors authorized as of the close of the annual meeting fixed at five. This represents a decrease in the size of the board from six to five, pursuant to resolution of the Board of Directors adopted July 1, 2003, to take effect immediately prior to the annual meeting. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

     Unless otherwise instructed, proxy holders will vote the proxies received by them for the five nominees named below. In the event that a nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. All persons nominated for election have agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

     All five of the nominees are current directors of the Company: Robert V. Dickinson, Wade Meyercord, Dr. Edward Ross, Dr. John Sprague, and David L. Wittrock.

     Brief biographies of the nominees are set out below. Additional information regarding their stock ownership and compensation can be found below under Sections III and IV.

     The following table sets forth the names, ages, and principal occupations for the periods indicated and other directorships of each of the current nominees at the 2003 Annual Meeting.

Name	Age	Principal Occupation for the Past Five Years And Other Directorships	Director Since

Robert V. Dickinson	61	Mr. Dickinson has been President and Chief Executive Officer of the Company since April 2001. Previously he was Vice President and General Manager of the Optical Storage Division of Cirrus Logic, Inc., a semiconductor manufacturer, as well as serving in several other senior executive roles including President of the Cirrus Logic subsidiary in Japan from 1992 to 1996. Prior to Cirrus Logic, he held senior management positions at Western Digital orporation, a semiconductor and disk drive manufacturer, from 1988 to 1992, following its acquisition of Verticom, Inc., where he served as President and CEO, from 1987 to 1988.

			2001
Wade Meyercord	62	Mr. Meyercord has been Chairman of the Company’s Board of Directors since October 1994 and a director since 1992. He has been President of Meyercord & Associates, Inc., a consulting firm since 1987. From 1999 to 2002 he was Senior Vice President, Finance and Administration, and Chief Financial Officer of Rioport, Inc., an applications service provider for digital music distribution. Previously he was Senior Vice President of Diamond Multimedia Systems, Inc., a multimedia and connectivity products company, from 1997 to 1999, and Chief Executive Officer of Read-Rite Corp., an electronic data storage products company, from 1984 to 1987. Mr. Meyercord has been a Director of Microchip Technology, Incorporated, a semiconductor manufacturer, since 1999.	1992

Dr. Edward C. Ross	61	Dr. Ross has been the President of TSMC North America, the US subsidiary of Taiwan Semiconductor Manufacturing Company Ltd., a Taiwanese semiconductor manufacturer, since 2000. Previously, he was Senior Vice President of Synopsys, Inc. an electronic design automation supplier, from 1998 to 2000; and President of Technology and Manufacturing at Cirrus Logic, Inc., a semiconductor manufacturer, from 1995 to 1998. Dr. Ross is a member of the board of directors and audit committee of RAE Systems, Inc., a manufacturer of scientific instruments and networked instrumentation.	2002
Dr. John L. Sprague	73	Dr. Sprague has been a Director since July 1996 and previously from January 1994 until July 1995. He is a consultant and was President of John L. Sprague Associates, a consulting company, from 1988 through 2002. He was President and Chief Executive Officer of Sprague Electric Company, a manufacturer of electronics components, from 1981 to 1987, and served in various technical and operations positions with that company from 1959 to 1981. Dr. Sprague is a member of the board of directors for SIPEX Corporation, a manufacturer of analog power semiconductors.	1996
David L. Wittrock	49	Mr. Wittrock became a Director in June 2003. He has been a tax and financial consultant to high-technology and healthcare companies since 2002. Previously, he was Vice President, Finance and Business Affairs for Rioport, Inc., an applications service provider for digital music distribution, from January 2000 through September 2002, and was a tax partner at KPMG, LLP from 1978 through 1999.	2003

There are no family relationships among any of the directors, nominees, and executive officers.

RATIFICATION OF ERNST & YOUNG LLP
AS THE COMPANY’S INDEPENDENT AUDITORS
(PROPOSAL NO. 2)

Your Board Recommends a Vote “FOR” the Ratification of
Ernst & Young LLP as the Company’s Independent Auditors

     Subject to ratification by the shareholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the current fiscal year. Fees for the last annual audit were $365,000 and all other fees were $190,197, including fees for audit related services of $119,361 and nonaudit services of $70,836. Audit related services include accounting consultations and SEC registration statements.

     Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     During the Company’s three most recent fiscal years and for the subsequent interim periods, there were no disagreements or reportable events pursuant to Item 304(a)(1)(iv) or (v) of Regulation S-K.

     Shareholder ratification of the selection of Ernst & Young LLP as the Company’s independent auditors is not required by the Company’s By-Laws or otherwise. The Board of Directors is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. In the event the shareholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change could be in the best interests of the Company and its shareholders.

AMENDMENT OF THE 1995 EMPLOYEE STOCK OPTION PLAN
TO INCREASE THE NUMBER OF SHARES
(PROPOSAL NO. 3)

Your Board Recommends a Vote “FOR” the Amendment of
The 1995 Employee Stock Option Plan to Increase the Number of Shares

     This amendment is to increase, from 4,115,000 to 4,745,000, the number of shares reserved for issuance under the Company’s previously approved 1995 Employee Stock Option Plan (the “1995 Plan”). The Board of Directors approved the 1995 Plan on February 10, 1995, and the shareholders of the Company ratified it at the 1995 Annual Meeting. A total of 4,115,000 shares of Common Stock may be issued under the 1995 Plan, as amended with the approval of the shareholders in 1997, 1998, 2000, 2001 and 2002. The Company did not seek to add shares to the 1995 Plan in 1999. Your Board recommends amending the 1995 Plan to increase the number of shares of Common Stock reserved for issuance under the 1995 Plan by 630,000, to allow for hiring of additional key employees and to retain presently employed key employees. Of the 4,115,000 shares of Common Stock currently authorized for issuance under the 1995 Plan, 1,789,499 shares have been issued and 2,040,881 were subject to outstanding options as of March 31, 2003. In addition, 650,000 shares are subject to outstanding options which were granted outside of the 1995 Plan during fiscal 2002 in connection with the hiring of certain new Company executive officers.

AMENDMENT OF THE 1995 EMPLOYEE STOCK OPTION PLAN
TO EXTEND THE TERMINATION DATE
(PROPOSAL NO. 4)

Your Board Recommends a Vote “FOR” the Amendment of
The 1995 Employee Stock Option Plan To Extend the Termination Date

     This amendment is to extend the expiration date of the 1995 Plan, from February 10, 2015, to August 7, 2023. Currently, the last date upon which options may be granted under the 1995 Plan is February 10, 2005, with options having a maximum exercise period of ten years expiring no later than February 10, 2015. Your Board recommends amending the 1995 Plan to allow options to be granted under the plan until August 7, 2013, with options having the maximum exercise period of ten years expiring no later than August 7, 2023.

     The affirmative vote of the holders of the majority of the Company’s shares present or represented by proxy and entitled to vote at the meeting will be required to ratify the amendments of the 1995 Plan under Proposals Nos. 3 and 4. The Board believes that these amendments to 1995 Plan are necessary to enable the Company to continue to provide meaningful equity incentives to attract, motivate and retain officers and key employees. California Micro Devices operates in a competitive high technology job market. In this job market, stock options are a key factor in both recruiting and retaining valued employees. The Board believes that your support of these proposals is very important to the future success of your Company, and recommends that you vote to approve these amendments.

     Proxies solicited by the Board will be voted for Proposals Nos. 3 and 4 unless the shareholder specifies otherwise in the proxy.

Summary of the 1995 Employee Stock Option Plan

     A summary of the principal provisions of the 1995 Plan is set forth below.

     Purpose. The purpose of the Company’s stock option plan is to attract and retain talented key employees and to align their personal financial interests with those of the Company’s shareholders. Generally, options are granted with an exercise price equal to the market price of the Common Stock on the date of grant and vest over a four-year period. This approach is designed to focus key employees on sustainable growth of the Company and the creation of shareholder value over the long term. Stock options are a major component of the compensation package of executive management.

     Administration. The 1995 Plan is administered by a committee of non-employee directors (the “Committee”). The Board has designated its Compensation Committee to serve as this Committee. The Committee and the Board have the authority to determine the persons to whom options are granted, the number of shares covered by each option, the type of option, the times at which an option may be exercised, the exercise price, the method of payment, and certain other terms. The interpretations and construction of any provision of the 1995 Plan is within the sole discretion of the Committee, whose determination is final and binding. Eligible employees are generally granted options upon commencement of employment and are reconsidered for additional options periodically thereafter. In awarding stock options, the Committee and the Board consider individual performance, overall contribution to the Company, retention, the number of unvested stock options and the total number of stock options to be granted.

     Eligibility. Options may be granted to employees, officers and consultants engaged by the Company or any of its subsidiaries or its successors, but not to any person who, at the time of the grant, is a non-employee director of the Company. The Committee selects the optionees and determines the number of shares to be subject to each option granted under the 1995 Plan.

     Terms of Options. Options granted under the 1995 Plan may be either Incentive Stock Options (“ISOs”) as defined in Section 422 of the Internal Revenue Code, or nonstatutory stock options (as described below under “Federal Income Tax Information”), and become exercisable in accordance with terms established at the time of grant. Subject to the provisions of the 1995 Plan, all options granted are exercisable on such terms and conditions as the Committee determines. Each option is evidenced by a stock option agreement between the Company and the optionee setting forth the terms and conditions of the option. The term of an option granted under the 1995 Plan may not exceed ten years. The term of an ISO granted to a holder of more than 10% of the outstanding stock of the Company may not exceed five years. Each option becomes exercisable (vests) in cumulative installments as approved by the Committee, and may be exercised to the extent vested at any time before expiration. The Company’s current standard form of stock option agreement provides for the vesting of the option over a four-year period, with one-quarter of the shares under the option vesting one year after the date of grant, and the remainder vesting in twelve equal quarterly increments, over the succeeding three-year period. From time to time, however, the Company has granted and may in the future grant options with vesting schedules that differ from the standard form.

     The option exercise price for an ISO may not be less than 100% of the fair market value of a share of the Company’s common stock on the date of grant. The exercise price for a nonstatutory option may be as low as 85% of fair market value on the date of grant. The Company has not historically granted any option with an exercise price lower than 100% of the fair market value on the date of grant, however. If the optionee, at the time an ISO is granted, owns stock possessing more than 10% of the total voting power of all classes of stock, the exercise price may not be less than 110% of the fair market value on the date of grant. The 1995 Plan permits the payment of the exercise price in cash or other property acceptable to the Committee (including shares of the Company’s stock).

     Options under the 1995 Plan are nonassignable and nontransferable, other than by will or the laws of descent and distribution, and vest only while the optionee remains a service provider for the Company. Unless otherwise determined by the Committee, options may be exercised only within three months after termination of employment, or within 12 months following termination of employment due to a permanent and total disability, or by the employee’s estate within 12 months after his or her death, provided that the option was exercisable on the date of death or termination of employment.

     Capital Changes. The 1995 Plan provides for appropriate adjustments of the number of shares subject to outstanding options, the exercise price thereof, and the number of shares available for future grants, in the event the Company’s Common Stock is changed by reason of a subdivision or consolidation of shares, stock split, or other similar corporate transaction. If the Company merges with or into another corporation, and its shareholders are not the majority owners of the voting securities of the surviving corporation, then the vesting of all unvested options will accelerate and all options will become immediately exercisable. In the event of a merger in which the Company is not the surviving corporation and each outstanding option under the 1995 Plan is not assumed by the continuing or surviving corporation, then vesting of all unvested options will accelerate as described above for a notice period of at least 15 days prior to the merger, and the outstanding options will terminate upon consummation of the merger.

     Amendment and Termination of the 1995 Plan. Unless amended through approval of Proposal No. 4, the 1995 Plan will terminate on February 10, 2015, or if earlier, the date when all shares subject to or which may become subject to the 1995 Plan have been purchased under options granted under the 1995 Plan, and no further exercise of options may be made after that date. Also unless the 1995 Plan is amended through approval of Proposal No. 4, no new options may be granted under the 1995 Plan after February 10, 2005. If Proposal No. 4 is adopted, then the last date upon which options may be granted under the 1995 Plan will be extended to August 7, 2013, and no options under the 1995 Plan will remain outstanding after August 7, 2023, which is the date that the 1995 Plan will terminate. The Board of Directors has the authority to amend the 1995 Plan, but may not without the approval of the shareholders increase the number of shares which may be granted under the 1995 Plan (except in connection with a capital change such as a stock split), or materially increase the benefits accruing to participants under the plan or modify the requirements for eligibility to participate in it.

     Federal Income Tax Information. The following is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1995 Plan, and does not purport to be complete. The following does not discuss the income tax laws of any municipality, state, or foreign country in which an optionee may reside.

     If an option granted under the 1995 Plan is an ISO, the optionee will recognize no income upon grant of the option and no ordinary income upon exercise of the option. However, the amount by which the fair market value (at the time of exercise) of the purchased shares exceeds the exercise price paid for those shares will constitute an adjustment to income for purposes of the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alternative minimum tax unless the optionee recognizes ordinary income in connection with disposition of the shares as described below. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain will be treated as a long-term capital gain. If either of these holding periods is not satisfied, the optionee generally will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. Tax rates applied to capital gains and ordinary income vary from time to time, and the reader should refer to tax authorities for the rates in effect at any particular time or as applied to the particular circumstances.

     All options that do not qualify as ISOs are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon exercise of the option, the optionee will recognize ordinary income for tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The income recognized by an optionee who is a current or former employee of the Company will be subject to tax withholding by the Company by payment of cash or out of the current earnings paid to the optionee. Upon sale by the optionee of the shares so acquired, any difference between the sale price and the fair market value of the shares upon exercise will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

AMENDMENT OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN
TO INCREASE THE NUMBER OF SHARES
(PROPOSAL NO. 5)

Your Board Recommends a Vote “FOR” the Amendment of
The 1995 Employee Stock Purchase Plan to Increase the Number of Shares

     This amendment is to increase, from 1,130,000 to 1,290,000, the number of shares reserved for issuance under the Company’s 1995 Employee Stock Purchase Plan (the “Purchase Plan”). The Purchase Plan was adopted by the Board of Directors on February 10, 1995 and ratified by the shareholders of the Company at the 1995 Annual Meeting. Your Board recommends amending the Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 160,000, to allow for the employees to continue to share in the growth and prosperity of the Company by providing them with an opportunity to purchase stock in the Company on favorable terms through payroll deductions. As of June 26, 2003, 920,037 shares have been issued under the Purchase Plan and 209,963 remain available for purchase, prior to amendment under Proposal No. 5.

AMENDMENT OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN
TO EXTEND THE TERMINATION DATE
(PROPOSAL NO. 6)

Your Board Recommends a Vote “FOR” the Amendment of
The 1995 Employee Stock Purchase Plan to Extend the Termination Date

     This amendment is to extend the termination date of the Purchase Plan from February 9, 2005, to August 7, 2013. Currently, the Purchase Plan terminates on February 9, 2005, unless earlier terminated by the Board of Directors. Your Board recommends amending the Purchase Plan to extend it for an additional eight years.

     The affirmative vote of the holders of the majority of the Company’s shares present or represented by proxy and entitled to vote at the meeting will be required to ratify the amendments of the Purchase Plan under Proposals Nos. 5 and 6. The Board believes that these amendments to Purchase Plan are necessary to enable the Company to continue to provide meaningful equity incentives to attract, motivate and retain officers and key employees. California Micro Devices operates in a competitive high technology job market. In this job market, stock purchase plans are offered by the majority of high technology firms with whom the Company competes for talent. The Board believes that your support of these proposals is very important to the future success of your Company, and recommends that you vote to approve these amendments.

     Proxies solicited by the Board will be voted for Proposals Nos. 5 and 6 unless shareholders specify otherwise in those proxies.

Summary of the 1995 Employee Stock Purchase Plan

     A summary of the principal provisions of the Purchase Plan is set forth below.

     Purpose. The purpose of the Purchase Plan is to attract and retain the best available personnel, to provide additional incentives to the employees of the Company and its subsidiaries, to promote the success of the Company’s business and to enable the employees to share in the growth and prosperity of the Company by providing them with an opportunity to purchase stock in the Company on favorable terms through payroll deductions.

     Administration. The Purchase Plan is administered by a committee formed by the Board of Directors pursuant to the Purchase Plan (the “Committee”). The Board has presently designated its Compensation Committee as the Committee. Members of the Committee are ineligible to participate under the Purchase Plan. All questions of interpretation of the Purchase Plan are determined in the sole discretion of the Committee, and its determinations are final and binding upon all participants.

     Eligibility. Any person who is employed by the Company (or any of its majority-owned subsidiaries) at least 20 hours per week and more than five months in a calendar year is eligible to participate in the Purchase Plan, provided that the employee is employed on the first day of an offering period, and subject to certain limitations imposed by section 423(b) of the Internal Revenue Code and any minimum waiting period set forth in administrative rules which the Committee may establish from time to time. Based upon the number of employees as of June 26, 2003, approximately 196 employees are eligible to participate in the Purchase Plan.

     Option Periods and Exercise Periods. The Committee implements the Purchase Plan by establishing option periods. An employee who is eligible to participate may enroll prior to the date on which an option period begins, by authorizing up to a maximum amount of payroll deductions for allocation to the Purchase Plan during the option period. Participants have the right to reduce or discontinue payroll deductions for allocation to the Purchase Plan during the option period but may not increase the amount so withheld other than with respect to commencement of a new option period, subject at all times to the maximum rate of deduction of 15% of eligible compensation. The Company’s policy, which it plans to continue, has been to establish option periods of six months. The Committee may establish option periods of a duration of up to 27 months, however, and may alter the duration of option periods without shareholder approval. The Committee also articulates each option period into one or more sequential exercise periods within the option period. The date upon which shares are purchased under the plan is the last day of any such exercise period.

     Payment of Purchase Price; Payroll Deductions. The payroll deductions accumulated during the option period under the Purchase Plan are set aside for the purchase of shares. The deductions may not exceed 15% of a participant’s eligible compensation during the option period. Eligible compensation is interpreted to mean total compensation, including bonuses and commissions, but excluding special payments (such as moving expenses) and income with respect to stock options or other stock purchases. Payroll deductions generally commence on the first payday following the beginning of the option period, and continue at the same rate until the last payday during the option period, unless sooner terminated or reduced by the participant, as provided in the Purchase Plan and subject to administrative rules or restrictions which the Committee may impose.

     Purchase Price. The purchase price per share at which shares are sold under the Purchase Plan is 85% of the lower of the fair market value of the Common Stock (a) on the date an option is granted or (b) on the date of purchase. The determination of the fair market value of the Common Stock on a grant date or purchase date is based upon the closing price listed on the Nasdaq National Market System as of the valuation date or the immediately preceding trading day, if the applicable valuation date is not a trading day.

     Purchase of Stock; Exercise of Option. The maximum number of shares placed under option to a participant in an offering is that number determined by dividing the amount of the participant’s total payroll deductions which are accumulated during the offering period (not to exceed an amount equal to 15% of the participant’s actual eligible compensation during the offering period) by the purchase price determined as described above, subject to the further limitations that an employee may not accrue rights to purchase shares under the Purchase Plan at a rate which exceeds $25,000.00 of the fair market value of the stock (determined at the time the option is granted) for any calendar year in which an option is outstanding at any time, and the maximum shares subject to any option in any one calendar year may not exceed 10,000, and the number of shares subject to any option granted to an employee may not exceed the maximum number of shares set by the Committee prior to the beginning of the offering period.

     Withdrawal. A participant may terminate his or her interest in a given offering in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan, at any time prior to the end of the applicable exercise period. The failure to remain in the continuous employ of the Company for at least 20 hours per week during an offering period will be deemed to be a withdrawal from the offering. In the event of withdrawal, the accumulated payroll deductions will be returned to a participant without interest.

     Capital Changes. The Committee will make appropriate adjustments to the number of shares subject to purchase under the Purchase Plan and the purchase price per share in the event any change is made in the Company’s capitalization, such as a stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company.

     Non-Assignability. No rights or accumulated payroll deductions of a participant under the Purchase Plan may be pledged, assigned or transferred for any reason. Any attempt to do so other than as permitted by the Internal Revenue Code will treated by the Company as an election to withdraw from the Purchase Plan.

     Amendment and Termination of the Plan. The Board of Directors may at any time amend or terminate the Purchase Plan, provided that no amendment may be made to the Purchase Plan without prior approval of the shareholders of the Company which would increase the number of shares reserved under the plan, materially modify the eligibility requirements or materially increase the benefits that may accrue under the Purchase Plan, reduce the purchase price determined as provided above (except in the case of a capital change as described above), or extend the Purchase Plan beyond February 9, 2005. If Proposal No. 6 is approved, then the Purchase Plan will continue until August 7, 2013, unless earlier terminated by the Board of Directors.

     Federal Tax Information. The following is only a summary of the effect of federal income taxation upon the participant and the Company with respect to shares purchased under the Purchase Plan and does not purport to be complete. The following does not discuss the income tax laws of any municipality, state or foreign country in which an optionee may reside.

     The Purchase Plan and the rights of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will be subject to tax in an amount depending in part upon the holding period. If the shares are disposed of by the participant more than two years after the date of option grant (the beginning of the option period) and more than one year after the date of option exercise (the date on which the shares were purchased by the participant), then the participant will recognize ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of the disposition over the option price or (b) the excess of the fair market value of the shares at the time the option was granted over the option price (which option price will be computed as of the grant date). Any further gain will be long-term capital gain. If the participant disposes of the shares within two years after the date of option grant or one year after the date of option exercise (a disqualifying disposition), then the participant will be taxed in the same manner as holders of nonstatutory options. The Company is not entitled to a deduction for amounts taxed as ordinary income to a participant, except to the extent of ordinary income reported by participants upon a disqualifying disposition of shares.

Equity Compensation Plan Information

     The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of March 31, 2003, including the 1995 Employee Stock Option Plan, the 1995 Non-Employee Directors’ Stock Option Plan, and the 1995 Employee Stock Purchase Plan, each as subsequently amended.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	2,291,945	$6.970	594,694	(1)

Equity compensation plans not approved by security holders (2)	650,000	$5.865	–

Total	2,941,945	$6.726	594,694	(1)

(1)	Includes 216,393 shares available for issuance under the Company's 1995 Employee Stock Purchase Plan.
(2)	Nonstatutory options granted during fiscal 2002 outside of the Company's equity compensation plans listed above. The options were issued to Robert V. Dickinson, Kenneth Thornbrugh and David Witkowski, in connection with their hiring, and have terms and conditions substantially similar to nonstatutory options granted under the 1995 Employee Stock Option Plan, as described above in connection with Proposals Nos. 3 and 4.

III. MANAGEMENT AND SECURITY OWNERSHIP OF MANAGEMENT
AND PRINCIPAL SHAREHOLDERS

Directors and Executive Officers of the Registrant

     The following table sets forth certain information concerning the Company’s current directors and executive officers:

Name	Age	Position

Robert V. Dickinson	61	President, Chief Executive Officer and Director
R. Gregory Miller	52	Vice President, Finance and Chief Financial Officer
Kyle Baker	39	Vice President, Marketing
John Jorgensen	55	Vice President, Engineering
David E. Witkowski	57	Vice President, Sales
Wade Meyercord (2), (3)	62	Chairman of the Board
Dr. Edward C. Ross (2), (3)	61	Director
Dr. John Sprague (1), (3)	73	Director
Donald L. Waite (1), (2), (4)	70	Director
David L. Wittrock	49	Director

(1)	Member of Compensation Committee
(2)	Member of Audit Committee
(3)	Member of Nominating Committee
(4)	Not standing for re-election

     Robert V. Dickinson has been President and Chief Executive Officer of the Company since April 2001. He has been a Director since 2001. Previously he was Vice President and General Manager of the Optical Storage Division of Cirrus Logic, Inc., a semiconductor manufacturer, as well as serving in several other senior executive roles including President of the Cirrus Logic subsidiary in Japan from 1992 to 1996. Prior to Cirrus Logic, he held senior management positions at Western Digital Corporation, a semiconductor and disk drive manufacturer, from 1988 to 1992, following its acquisition of Verticom, Inc., where he served as President and CEO from 1987 to 1988.

     R. Gregory (“Greg”) Miller joined the Company as its Vice President, Finance and Chief Financial Officer in April 2003. From 1999 to 2003, he was the Chief Financial Officer at Summit Microelectronics, a privately held fabless semiconductor company based in San Jose, California. Before that, he served as Vice President and Corporate Controller at LSI Logic, from 1996 to 1999. He has also held senior financial positions at National Semiconductor, Aristacom International and Texas Instruments.

     Kyle Baker has been Vice President, Marketing of the Company since August 2001. Previously, he was Vice President of Marketing of the Optical Storage Division of Cirrus Logic, Inc., in 2001 and was Senior Director of Marketing at Candescent Technologies from 1998 through 2000. He also held a number of other marketing management positions with Cirrus Logic from 1994 through 1998. Prior to Cirrus Logic, he served in marketing and sales management roles at Western Digital and Proctor and Gamble.

     John Jorgensen has been Vice President, Engineering of the Company since November 1995. He held several positions at National Semiconductor Corporation, a semiconductor manufacturer, from 1972 to 1995, including Director of Corporate Business Development, Director of DSP Business Unit, and Director of Advanced Networks Division.

     David E. Witkowski has been Vice President, Sales of the Company since September 2001. From 1999 to 2001, Mr. Witkowski was Vice President, Asia Pacific/Japan for LynuxWorks Inc. Prior to that, Mr. Witkowski was Vice President of Rest of World Sales and Customer Marketing for Cirrus Logic, Inc, a semiconductor manufacturer, from 1996 to 1998. Mr. Witkowski also previously held senior sales management positions with ATI Technologies.

     Wade Meyercord has been Chairman of the Board of Directors since 1994 and a Director since 1992. Mr. Meyercord has been President of Meyercord & Associates, a consulting firm, since 1987. From 1999 to 2002 he was Senior Vice President, Finance & Administration, and Chief Financial Officer of Rioport, Inc., an applications service provider for digital music distribution. Previously, he was Senior Vice President of Diamond Multimedia Systems, Inc., a multimedia and connectivity products company from 1997 to 1999, and Chief Executive Officer of Read-Rite Corp., an electronic data storage products company, from 1984 to 1987. Mr. Meyercord has been a director of MicroChip Technology Incorporated, a semiconductor manufacturer, since 1999. Dr. Edward Ross been the President of TSMC North America, the US subsidiary of Taiwan Semiconductor Manufacturing Company Ltd., a Taiwanese semiconductor manufacturer, since 2000. Previously, he was Senior Vice President of Synopsys, Inc. an electronic design automation supplier, from 1998 to 2000; and President of Technology and Manufacturing at Cirrus Logic, Inc., a semiconductor manufacturer, from 1995 to 1998. Dr. Ross is a member of the board of directors and audit committee of RAE Systems Inc., a manufacturer of scientific instruments and networked instrumentation.

     Dr. John L. Sprague has been a Director since July 1996 and previously from January 1994 until July 1995. He is a consultant and was President of John L. Sprague Associates, a consulting company, from 1988 through 2002. He was President and Chief Executive Officer of Sprague Electric Company, a manufacturer of electronics components, from 1981 to 1987, and served in various technical and operations positions with that company from 1959 to 1981. Dr. Sprague is a member of the board of directors for SIPEX Corporation, a manufacturer of analog power semiconductors.

     Donald L. Waite has been a Director since July 1997. Mr. Waite has been the Executive Vice President and Chief Administrative Officer of Seagate Technology, Inc., a manufacturer of disc drives, tape drives and storage management software, since 1998. He joined Seagate in 1983 as Vice President of Finance and Chief Financial Officer; promoted to Senior Vice President, Finance in 1984. He also served as the Chief Executive Officer of Dragon Systems, a voice recognition software company, from October, 1999 through June, 2000. He is a member of the board of directors of Crystal Decisions Inc. (formerly known as Seagate Software Information Management Group Holdings Inc.). Mr. Waite will retire from his position as a Director of the Company effective as of the close of the annual meeting.

     David L. Wittrock became a Director in June 2003. Mr. Wittrock has been a tax and financial consultant to high-technology and healthcare companies since 2002. Previously, he was Vice President, Finance and Business Affairs for Rioport, Inc., an applications service provider for digital music distribution, from 2000 to 2002, and was a tax partner at the accounting firm KPMG, LLP, from 1978 to 1999.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of June 26, 2003, by (i) each person (or group of affiliated persons) who is known by the Company to own beneficially 5% or more of the Company’s Common Stock; (ii) each of the Company’s directors; (iii) the Named Executive Officers (as defined below under “Executive Compensation”); and (iv) all directors and executive officers as a group. Except as otherwise noted and subject to community property laws, the persons or entities in this table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them. Also except as otherwise noted, the address of each such person or entity is 430 North McCarthy Boulevard, #100, Milpitas, California 95035. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a persons and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within sixty days of June 26, 2003, are deemed outstanding. These shares, however, are not deemed outstanding of the purposes of computing the percentage ownership of any other person.

Beneficial Owner (1)	Shares Beneficially Owned	Percent
Kern Capital Management LLC (2) 114 West 47th Street, Suite 1926 New York, NY 10036	1,895,800	11.9%

T. Rowe Price Associates, Inc. (3) P.O. Box 17630 Baltimore, MD 21297-1630	1,222,500	7.7%

Robert V. Dickinson (5)	306,250	1.9%
Wade Meyercord (6)	140,800	*
John Jorgensen (7)	147,300	*
Dr. John L. Sprague (8)	87,000	*
Donald L. Waite (9)	99,500	*
David Witkowski (10)	53,750	*
Edward C. Ross (11)	8,750	*
David L. Wittrock (12)	–	*
Arieh Schifrin (13)	98,503	*
Kenneth E. Thornbrugh (14)	33,333	*
Directors and Executive Officers as a group (12 persons) (15)	1,037,686	6.2%

*	Less than 1%.

(1)	Except as noted below, based solely upon information furnished by such individuals or contained in filings made by such beneficial owners with the Securities and Exchange Commission.
(2)	Robert E. Kern, Jr. and David G. Kern, Jr. are Principals and controlling members of Kern Capital Management, LLC, and both have disclaimed beneficial ownership of Company shares beneficially owned by Kern Capital Management, LLC.
(3)	T. Rowe Price Associates, Inc. (“T. Rowe Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the shares owned by T. Rowe Price Small Cap Value Fund, Inc., as well as shares owned by certain other individual and institutional investors. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates may be deemed to be the beneficial owner of a total of 1,222,500 shares (representing 7.7% of the shares outstanding), including the shares owned by T. Rowe Price Small Cap Value Fund, Inc., of which T. Rowe Price Associates expressly disclaims beneficial ownership. T. Rowe Price Associates is a wholly owned subsidiary of T. Rowe Price Group, Inc., which is a publicly traded financial services holding company. The number of shares indicated includes 37,500 shares subject to warrants exercisable within 60 days of June 26, 2003.
(5)	Includes 281,250 shares subject to options exercisable within 60 days of June 26, 2003.
(6)	Includes 107,000 shares subject to options exercisable within 60 days of June 26, 2003.
(7)	Includes 119,000 shares subject to options exercisable within 60 days of June 26, 2003.

(8)	Includes 80,000 shares subject to options exercisable within 60 days of June 26, 2003.
(9)	Includes 24,064 shares subject to options exercisable within 60 days of June 26, 2003.
(10)	Includes 48,750 shares subject to options exercisable within 60 days of June 26, 2003.
(11)	Includes 3,750 shares subject to options exercisable within 60 days of June 26, 2003.
(12)	Includes no shares subject to options exercisable within 60 days of June 26, 2003.
(13)	Includes 98,503 shares subject to options exercisable within 60 days of June 26, 2003. Mr. Schifrin's employment and service as an executive officer with the Company ended effective May 30, 2003.
(14)	Includes 33,333 shares subject to options exercisable within 60 days of June 26, 2003. Mr. Thornbrugh's employment and service as an executive officer with the Company ended effective May 9, 2003.
(15)	Includes 853,150 shares subject to options exercisable within 60 days of June 26, 2003.

Certain Relationships and Related Transactions

     During November, 2002, the Company entered into a Stock and Warrant Purchase Agreement to conduct a private placement of its common stock with twenty investors. Under this agreement, the Company agreed to sell and the investors agreed to purchase an aggregate of 1,518,585 shares of unregistered Company common stock at per share price of $3.40, for a total offering size of $5,163,189. The Company also issued to the investors for no additional consideration an aggregate of 379,651 three-year warrants to purchase common stock with an exercise price of $4.36. The Company committed to file a registration statement to later register the resale of the shares purchased in the offering and the shares underlying the warrants should the investors desire to sell their shares in the public market. The Company agreed to issue the investors various numbers of shares for no additional consideration if this registration statement was not declared effective by the SEC within a certain time frame. This registration statement was filed with the SEC on December 24, 2002, and was declared effective by the SEC on February 25, 2003, which was within the time frame required for no additional shares to be issued. All of the investors purchased their common stock at closings held on November 25 and 26, 2002, on identical terms and conditions which had been negotiated by the Company and the lead investor, Gruber & McBaine International. Needham & Company, Inc. and Adams, Harkness & Hill, Inc. served as placement agent in exchange for cash compensation and 22,383 Company warrants each.

     Columbus Capital Partners, L.P. and T. Rowe Price Small Cap Value Fund, Inc. holders of more than five percent (5%) of the Company’s outstanding shares at the time of the private placement, purchased 300,000 and 150,000 common shares in the private placement for $1,020,000 and $510,000 cash, respectively. Columbus Capital Management is the sole general partner of Columbus Capital Partners, L.P. and disclaims beneficial ownership of the shares it owns. In addition, Columbus Capital Management is the sole general partner of Columbus Capital Offshore Fund Ltd. which purchased 70,000 shares in the offering for $238,000 and likewise Columbus Capital Management disclaims beneficial ownership of the shares it owns. Also, Company directors Donald L. Waite and J. Daniel McCranie each purchased 7,500 common shares for $25,500 cash and Company director Dr. Edward C. Ross and Company director and Chairman of the Board Wade Meyercord each purchased 5,000 common shares for $17,000 cash. Each investor received a number of warrants equal to 25% of the number of shares such investor purchased. The warrants for everyone except the directors were exercisable immediately, with the warrants for the directors becoming exercisable in six months, on Many 25, 2003.

     On November 21, 2002, the date that the pricing was determined, the closing price of the Company’s common stock on the NASDAQ National Market was $3.79 per share while of November 25, 2002, the date of closing of the private placement for eighteen of the twenty purchasers, including those listed in the prior paragraph, the closing price was $4.05 per share.

IV. CORPORATE GOVERNANCE — OFFICERS AND DIRECTORS

Board Meetings and Committees

     During the fiscal 2003, the Board of Directors of the Company had an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

     The Audit Committee consists of Donald Waite, Wade Meyercord and Dr. Edward Ross, each of whom is independent as defined under the listing standards of the NASDAQ National Market. On behalf of the Board of Directors, the Audit Committee retains the Company’s independent accountants, reviews the arrangements for and scope of the audit by the Company’s independent accountants and reviews their independence, and generally oversees the integrity and quality of the Company’s financial accounting and reporting practices and its system of internal accounting controls. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The responsibilities of the Audit Committee are more fully described in the Audit Committee’s written charter, which was approved the by Board of Directors in fiscal year 2002 and included as Appendix A to the Proxy Statement for the Company’s 2002 annual meeting of shareholders. During part of fiscal 2003, Jeffrey C. Kalb, who is not independent due to his being an employee of the Company and receiving more than $60,000 of compensation for his services during the past three fiscal years, was a member of the Audit Committee. The Board determined that Mr. Kalb’s membership on the Audit Committee was required by the best interests of the Company and its stockholders in part due to Mr. Kalb’s intimate knowledge of the Company’s finances and accounting methods and systems in light of the ongoing management transition. Mr. Kalb did not seek re-election to the Company’s board of directors at the August 2002 annual meeting of shareholders, and ceased being a director and a member of the Audit Committee on August 7, 2002. During part of fiscal 2003, Dan McCranie was a member of the Audit Committee. Mr. McCranie resigned from the Board of Directors effective April 2, 2003. The Audit Committee held 10 meetings during fiscal 2003. Dr. Edward Ross was appointed to the Audit Committee on June 11, 2002. Wade Meyercord was appointed to the Audit Committee in April 2003.

     The Compensation Committee’s principal functions are to recommend to the Board the compensation of officers of the Company, to oversee the administration of the Company’s stock plans, and to perform such other duties regarding compensation for employees and consultants as the Board may delegate from time to time. The Compensation Committee serves as the Stock Option Plan Committee. In addition, the Committee reviews and approves recommendations regarding changes in compensation of outside directors. See also “Compensation Committee Report.” The Compensation Committee currently consists of Dr. John Sprague and Donald L. Waite. Dan McCranie served as a member of the Compensation Committee until his resignation from the Board of Directors on April 3, 2003. The Compensation Committee held three meetings during fiscal 2003, and all of the members of the Compensation Committee (including Dan McCranie) attended all of the meetings.

     On April 19, 1996, the Board created a Nominating Committee for the purpose of making recommendations to the Board of Directors regarding director nominees to the Board which was renamed the Nominating and Corporate Governance Committee during August 2002. The Nominating Committee consists of Dr. John Sprague, Dr. Edward C. Ross and Wade Meyercord. The Nominating Committee held no meetings during fiscal 2003. The Nominating Committee will consider nominees proposed timely by the shareholders. Any shareholder who wishes to recommend a prospective nominee for the Board of Directors for the Nominating Committee’s consideration may do so by giving the candidate’s name and qualifications in writing to the Secretary of the Company, 430 North McCarthy Boulevard, #100, Milpitas, CA 95035. See “General Information – Procedure for Director Nominations by Shareholders.”

     During fiscal 2003, the Board of Directors held a total of eight meetings. Each director attended all of the meetings held while he served as a director during fiscal 2003, with the exception of Dr. Ross, who attended less than 75% of the total number of meetings of the Board and of the Audit and Nominating Corporate Governance Committee held while he served as a member of the Board and the Audit and Nominating Corporate Governance Committee.

Director Compensation

     The Company’s policy is to pay non-employee directors, in addition to their out-of-pocket expenses, $500 per month plus $1,000 for each Board meeting, and $250 for each conference call. As of January 2003, however, the Company suspended payment of any fees other than out-of-pocket expenses. In addition, starting in fiscal 2004, which began on April 1, 2003, the Company will pay the Chairman of the Board, currently Wade Meyercord, $12,500 at the end of each fiscal quarter.

     The non-employee directors are entitled to stock option grants under the provisions of the Company’s 1995 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”). The stockholders have approved a total of 450,000 shares for this plan, of which 105,525 shares were issued and 251,064 shares were subject to outstanding options as of March 31, 2003. The Directors’ Plan is designed to work automatically. A director joining the Board for the first time receives an option for 15,000 shares. Each director who has served at least six months and is reelected at an Annual Meeting is entitled to receive a grant of an option for 10,000 shares as of the date of the Annual Meeting. The term of an option granted under the plan may not exceed ten years. Each option vests as to one-fourth of the shares at the end of the fourth full calendar quarter following the date the option was granted, and as to one-sixteenth of the shares at the end of each of the next twelve full calendar quarters thereafter. The exercise price for nonstatutory options granted under the Directors’ Plan shall be the fair market value of a share of the Company’s Common Stock on the date of grant.

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee of the Company’s Board of Directors is a former or current officer of employee of the Company or any of its subsidiaries. Currently, no executive officer of the Company nor any member of the Compensation Committee of the Company’s Board of Directors has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Audit Committee Report

     Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Act of 1934, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933 or under the Securities Act of 1934.

     The Audit Committee is comprised entirely of outside, independent directors. On behalf of the Board of Directors, the Audit Committee retains the Company’s independent accountants, reviews the arrangements for and scope of the audit by the Company’s independent accountants and reviews their independence, and oversees generally the integrity and quality of the Company’s financial accounting and reporting practices and its system of internal accounting controls. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

     The Audit Committee is composed of three directors, each of whom qualifies as “independent” under the current listing requirements of The Nasdaq Stock Market. The current members of the Audit Committee are Donald L. Waite, Wade Meyercord and Dr. Edward Ross. Mr. Waite will cease being a member of the Audit Committee in August 2003 when he retires from the Board of Directors. The Audit Committee acts pursuant to a written charter that was adopted by the Board of Directors in August, 2002. A copy of the Audit Committee Charter is attached to the Company’s 2002 Proxy Statement.

     In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the financial statements and critical accounting policies with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards) as modified or supplemented, including the auditor’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in the financial reporting.

     The Company’s independent auditors also provided to the Audit Committee the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and the Audit Committee discussed with the independent auditors that firm’s independence.

     Based on the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2003, for filing with the SEC. The Audit Committee and the Board of Directors have also approved, subject to shareholder ratification, the selection of the Company’s independent auditors.

AUDIT COMMITTEE Donald L. Waite, Chair Dr. Edward Ross Wade Meyercord* * Member since April 2003

Executive Compensation

     The following table presents compensation paid to the Company’s Chief Executive Officer and each of the four other most highly compensated executive officers (the “Named Executive Officers”) for the three fiscal years ended March 31, 2003.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($)(1)

Robert V. Dickinson (2)	2003	$289,615	$43,846	127,700	$7,780
President and Chief	2002	$268,846	$144,231	450,000	$7,159
Executive Officer, Director

John Jorgensen (3), (4)	2003	$193,075	$5,145	47,326	$5,136
Vice President, Engineering	2002	$199,961	$10,291	40,000	$6,935
	2001	$190,108	$61,261	20,000	$5,962

Arieh Schifrin (5)	2003	$180,461	$4,983	49,750	$10,977
Former Vice President,	2002	$184,000	$9,966	30,000	$13,170
Operations	2001	$184,108	$53,763	20,000	$7,633

Kenneth E. Thornbrugh (6)	2003	$186,347	$26,744	0	$7,368
Former Vice President, Finance	2002	$49,038	$15,585	100,000	$1,428
and Administration, Chief
Financial Officer

David E. Witkowski (3), (7)	2003	$265,598	$0	20,725	$5,576
Vice President, Sales	2002	$87,322	$51,790	100,000	$2,921

(1)	Company matching contributions to the 401k savings plan, deferred compensation plan, and group term life.
(2)

Mr. Dickinson began working for the Company on April 16, 2001. Under the terms of his employment agreement, Mr. Dickinson, in case of termination without cause, relocation of work location of more than 50 miles, material reduction in job duties, or an involuntary reduction in compensation, will receive twelve months of severance pay and continuation of employee benefits, and his options will accelerate twelve months. In the event of a change of control, sale of assets, or merger where the Company is not the controlling entity, his options will accelerate twenty-four months.

(3)	Under the terms of their employment agreements, provided they release any claims they may have against the Company, Messrs. Jorgensen and Witkowski, in case of termination without cause, relocation of work location of more than 50 miles, material reduction in job duties, or an involuntary reduction in compensation, will receive six months severance pay and continuation of employee benefits so long as they do not take a position with a competitor that the Company does not authorize.
(4)	The amount indicated for Mr. Jorgenson does not include distribution in fiscal 2003 of deferred compensation benefits in the amount of $25,689.30, upon the dissolution of a deferred compensation plan.
(5)	Mr. Schifrin's employment and service as an executive officer of the Company ended as of May 30, 2003. Mr. Schifrin and the Company are in negotiations concerning whether and on what terms Mr. Schifrin will receive severance.
(6)	Mr. Thornbrugh began working for the Company on December 13, 2001. As of May 9, 2003, Mr. Thornbrugh resigned as an employee and executive officer of the Company. Pursuant to his employment agreement, he will receive six months severance pay and continuation of employee benefits as long as he does not take a position with a competitor that the Company does not authorize. The severance was conditioned upon Mr. Thornbrugh’s release, which he has provided, of any claims he may have had against the Company.
(7)	Mr. Wittkowski began working for the Company on September 12, 2001. The amount indicated for fiscal 2003 salary includes sales commissions of $72,928.

Stock Option Tables

     The following table shows for each of the Named Executive Officers certain information with respect to stock options granted during the last fiscal period.

Option Grants In Last Fiscal Year
(Twelve Months Ended March 31, 2003)

Individual Grants					Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term (1)

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year(2)	Exercise or Base Price ($/Share)	Expiration Date	5% ($)	10% ($)

Robert V. Dickinson	112,500	14.8%	$5.00	8/6/12	$353,753	$896,480
	15,200	2.0%	$4.50	1/21/13	$43,016	$109,012

John Jorgensen	40,000	5.3%	$5.06	8/5/12	$127,288	$322,573
	7,325	1.0%	$4.50	1/21/13	$20,730	$52,534

Arieh Schifrin	43,000	5.7%	$5.06	8/5/12	$136,835	$346,766
	6,750	0.9%	$4.50	1/21/13	$19,103	$48,410

Kenneth E. Thornbrugh	0	0%	N/A

David Witkowski	20,000	2.6%	$5.06	8/5/12	$63,644	$161,287
	725	0.1%	$4.50	1/21/13	$2,052	$5,200

(1)

Potential realizable value is disclosed in response to SEC rules that require such disclosure for illustration only. The values disclosed are not intended to be, and should not be, interpreted by shareholders as representations or projections of the future value of the Company’s stock or of the stock price.

(2)	Percent of total options granted calculated using fiscal 2003 grants.

     The above options are exercisable over a four-year period, with 25% exercisable one year from the date of grant and the balance exercisable in quarterly installments thereafter.

     The following table sets forth as to each of the Named Executive Officers, certain information with respect to stock options exercised during the last fiscal year (twelve months ended March 31, 2003) and unexercised options held as of March 31, 2003.

Aggregated Option Exercises In Last Fiscal Year
And Fiscal Year-End Option Values

	Shares Acquired on Exercise	Value Realized ($)	Number of Shares Underlying Unexercised Options at March 31, 2003		Value of Unexercised In-The-Money Options at March 31, 2003 (1)

Name			Exercisable	Unexercisable	Exercisable	Unexercisable

Robert V. Dickinson	–	–	196,875	380,825	–	–
John Jorgensen	–	–	101,500	79,825	$43,750	–
Arieh Schifrin	1,500	$3,248	95,378	76,000	$10,850	–
Kenneth E. Thornbrugh	–	–	31,250	68,750	–	–
David Witkowski	–	–	37,500	83,225	–	–

(1)	In the money options values are based on the closing market price of March 31, 2003, of $3.95.

Compensation Committee Report

     Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Act of 1934, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933 or under the Securities Act of 1934.

     The Compensation Committee of the Board of Directors (the “Committee”) is composed entirely of outside directors appointed by the Board of Directors. The Committee is responsible, on behalf of the Board, for reviewing and approving compensation programs, policies, and plans designed to motivate personnel to achieve Company objectives. One of the key responsibilities of the Committee is to recommend annually to the outside directors the compensation of the Chief Executive Officer (the “CEO”), upon his evaluation by the Board of Directors. Other responsibilities include: review and approve recommendations from the CEO for the compensation of officers, other senior managers, and key employees; review and approve recommendations regarding stock option grants for specific employees as provided under existing Company plans; and review and approve the concept and design of management incentive plans and programs for Company officers, other senior managers, and key employees. An additional responsibility of the Committee is to review and approve recommendations regarding changes in compensation of outside directors.

     Compensation Philosophy. The Company believes that the management team it has assembled is well suited to increasing shareholder value and contributing to the long-term success of the Company, and the Committee intends to pursue a compensation philosophy consistent with achieving those goals. In structuring the Company’s compensation programs, the Committee’s goals are to align compensation with the Company’s business objectives and performance and to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company. Consistent with these goals, the Company’s compensation programs include a mix of salary, bonus and stock options. In particular, stock options are used to link executive incentives and the creation of shareholder value.

     Base Salary. The Committee annually reviews and determines the CEO’s base salary, taking into account individual and corporate performance, level of responsibility, prior experience, breadth of knowledge and competitive pay practices. The Committee annually discusses with the CEO his similar analysis of the base salary of the other executive officers in deciding whether to approve the CEO’s recommendation of the salaries of the other executive officers. Consistent with the Company’s current size, the Committee believes current executive salaries are comparable to the average salaries offered by competitive companies.

     Bonus. The Company’s bonus plan provides for bonuses to be awarded to key employees based on specific goals achieved by the Company and the level of contribution to achievement of the goals by the key employees. The bonus plan is designed such that bonuses when combined with salaries create total compensation which is comparable to the average compensation of companies against which the Company competes in hiring and retaining key employees. Bonus awards depend on the extent to which Company and individual performance objectives are achieved. The Company’s performance objectives include operating, strategic and financial goals considered critical to the Company’s short and long term goals.

     Options. The purpose of the Company’s stock option plans is to attract and retain talented key employees and to align their personal financial interests with those of the Company’s shareholders. Options are generally granted with an exercise price equal to the market price of the Common Stock on the date of grant and generally vest over a four-year period. This approach is designed to focus key employees on sustainable growth of the Company and the creation of shareholder value over the long term. Stock options are a major component of the compensation package of executive management. Eligible employees are generally granted options upon commencement of employment and are considered for additional options periodically thereafter. In recommending stock options the Committee considers individual performance, overall contribution to the Company, retention, the number of unvested stock options and the total number of stock options to be granted.

     CEO Compensation. The Committee uses same procedures described above in making recommendations to the outside directors for the annual salary, bonus and stock option awards for the CEO. The CEO’s salary is recommended on the basis of comparisons with competitive companies as described above. The Committee believes that the CEO’s salary and bonus plan is comparable to the salaries offered to CEOs of competitive companies. In recommending stock options, the Committee considers the CEO’s performance, overall contribution to the Company, retention, the number of unvested options and the total number of options to be granted.

     Conclusion. As a significant portion of the Company’s compensation program is linked to Company performance, the Committee believes that compensation is closely tied to increases in long-term shareholder value.

Members of the Compensation Committee
Dr. John Sprague, Chairman Donald Waite

V. FIVE-YEAR STOCK PERFORMANCE GRAPH

     The following graph compares the five-year cumulative total return on California Micro Devices Common Stock, the Standard & Poor’s 500 Index (“S&P”), and the Nasdaq Composite Index.

     The graph assumes $100 was invested on March 31, 1998, in California Micro Devices Common Stock and $100 was invested at that same time in each of the S&P indexes. The comparison assumes that all dividends are reinvested. (California Micro Devices has not paid dividends.)

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG CALIFORNIA MICRO DEVICES CORPORATION,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE S & P SEMICONDUCTORS INDEX

     Pursuant to Securities and Exchange Commission regulations, this chart is not “soliciting material”, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent shareholders were complied with, with the exception of Chan Desaigoudar.

VI. OTHER BUSINESS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment.

FORM 10-K

     A copy of the Company’s Annual Report on Form 10-K for the period ended March 31, 2003, is being mailed with this proxy statement to shareholders entitled to notice of the meeting. If exhibit copies are requested, a copying charge of $0.20 per page will be made. Requests should be sent to Investor Relations, California Micro Devices Corporation, 430 North McCarthy Boulevard, #100, Milpitas, California 95035-5430.

By Order of the Board of Directors

/s/ Stephen M. Wurzburg Stephen M. Wurzburg, Secretary

Milpitas, California

CALIFORNIA MICRO DEVICES CORPORATION

1995 EMPLOYEE STOCK OPTION PLAN
     AMENDED AS OF JULY 26, 1996, AMENDED AS OF JULY 18, 1997, AMENDED AS
OF AUGUST 7, 1998, AMENDED AS OF AUGUST 1, 2000, AMENDED AS OF
AUGUST 7, 2001, AND AMENDED AS OF AUGUST 7, 2002

1. PURPOSE.

     The purpose of the CALIFORNIA MICRO DEVICES CORPORATION 1995 Employee Stock Option Plan (the “Plan”) is to advance the interests of the Corporation and its shareholders by providing a means by which the Corporation and its Subsidiaries shall be able to attract and retain qualified employees and consultants.

2. DEFINITIONS.

     (a) “Affiliate” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations that includes the Corporation if each of such corporations, other than the last corporation in the chain, owns at least 50% of the total voting power of one of the other corporations.

     (b) “Affiliated Group” shall mean an affiliated group of corporations, as defined in Code Section 1504, which includes the Corporation.

     (c) “Board” shall mean the Board of Directors of the Corporation.

     (d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

     (e) “Committee” shall mean the committee appointed by the Board, in accordance with Section 3(a) hereof, to administer the Plan.

     (f) “Common Stock” shall mean the voting common stock of the Corporation.

     (g) “Consultant” shall mean any person who, or any employee of any firm which, is engaged by the Company or any Affiliate to render consulting services.

     (h) “Corporation” shall mean CALIFORNIA MICRO DEVICES CORPORATION, a California corporation.

     (i) “Effective Date” shall mean February 10, 1995.

     (j) “Employee” shall mean any individual who is employed, within the meaning of Section 3401 of the Code and the regulations thereunder, by the Corporation or by any Affiliate. For purposes of the Plan and only for purposes of the Plan, and in regard to Nonstatutory Stock Options but not for Incentive Stock Options, a Consultant of the Corporation or any Affiliate shall be deemed to be an Employee, and service as a Consultant with the Corporation or any Affiliate shall be deemed to be employment, but no Incentive Stock Option shall be granted to a Consultant who is not an employee of the Corporation or any Affiliate within the meaning of Section 3401 of the Code and the regulations thereunder. In the case of a Consultant, the provisions governing when a termination of employment has occurred for purposes of the Plan shall be set forth in the written stock option agreement between the Optionee and the corporation, or, if not so set forth, the Committee shall have the discretion to determine when a termination of “employment” has occurred for purposes of the Plan.

     (k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

     (l) “Exercise Price” shall mean the price per Share at which an Option may be exercised, as determined by the Committee and as specified in the Optionee’s stock option agreement.

     (m) “Fair Market Value” shall mean the value of one Share of Common Stock, determined as follows: (i) if the Shares are traded on an exchange or on the NASDAQ National Market System, the reported “closing price” on the date of valuation or if no trading occurred on such date, the next preceding day on which trading occurred; (ii) if the Shares are traded over-the-counter on the NASDAQ System (other than on the NASDAQ National Market System), the mean between the bid and the ask prices on said System at the close of business on the date of valuation or if no trading occurred on such date, the next preceding day on which trading occurred; and (iii) if neither (i) nor (ii) applies, the fair market value as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

     (n) “Incentive Stock Option” shall mean an Option of the type described in Section 422(b) of the Code.

     (o) “Nonstatutory Stock Option” shall mean an Option of the type not described in Section 422(b) or 423(b) of the Code.

     (p) “Option” shall mean an option to purchase Common Stock granted pursuant to the Plan.

     (q) "Optionee" shall mean any person who holds an Option pursuant to the Plan.

     (r) “Outside Director” shall mean a non-employee member of the Board who (1) is not a current employee of any member of the Affiliated Group; (2) does not receive compensation for prior services (other than benefits under a tax-qualified retirement plan) from any member of the Affiliated Group during a taxable year in which he or she serves on the Committee; (3) has never been an officer of any member of the Affiliated Group; and (4) does not receive remuneration from any member of the Affiliated Group, either directly or indirectly, in any capacity other than as a director.

     (s) “Plan” shall mean this stock option plan as it may be amended from time to time.

     (t) “Purchase Price” shall mean at any particular time the Exercise Price times the number of Shares for which an Option is being exercised.

     (u) “Share” shall mean one share of authorized Common Stock.

3. ADMINISTRATION.

     (a) The Committee.

     The Plan shall be administered by a Committee of Outside Directors which shall consist of not less than two members, who during the one year prior to service as an administrator of the Plan, shall not have been granted or awarded equity securities pursuant to the Plan or any other plan of the Corporation or any of its Affiliates except as permitted under Rule 16b-3 under the Exchange Act. The Board may from time to time designate individuals as ineligible to participate in the Plan for a specified period in order to become eligible to be a member of the Committee.

     (b) Powers of the Committee.
          Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion and on behalf of the Corporation:

          (i) to grant Options;

          (ii) to determine the Exercise Price per Share of Options to be granted;

          (iii) to determine the Employees to whom, and the time or times at which, Options shall be granted and the number of Shares for which an Option will be exercisable;

          (iv) to interpret the Plan;

          (v) to prescribe, amend, and rescind rules and regulations relating to the Plan;

          (vi) to determine the terms and provisions of each Option granted and, with the consent of the holder thereof, modify or amend each Option;

          (vii) to accelerate or defer, with the consent of the Optionee, the exercise date of any Option;

          (viii) to authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Option previously granted by the Committee;

          (ix) with the consent of the Optionee, to reprice, cancel and regrant, or otherwise adjust the Exercise Price of an Option previously granted by the Committee; and

          (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (c) Board's Determination of Fair Market Value.
          The Board shall have the authority to determine, upon review of relevant information, the Fair Market Value of the Common Stock, subject to the provisions of the Plan and irrespective of whether the Board has appointed a Committee to administer the Plan. The Board may delegate this authority to the Committee.

     (d) Committee's Interpretation of the Plan.
          The interpretation and construction by the Committee of any provision of the Plan or of any Option granted hereunder shall be final and binding on all parties claiming an interest in an Option granted under the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

4. PARTICIPATION.

     (a) Eligibility.
          The Optionees shall be such persons as the Committee may select from among the Employees, provided that Consultants are not eligible to receive Incentive Stock Options. Non-employee members of the Board are not eligible for grants of Options.

     (b) Ten Percent Shareholders.
          Any Employee who owns Stock possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation or any Affiliate shall not be eligible to receive an Option unless:

          (i) the Exercise Price of the Shares subject to such Option when granted is at least 110% of the Fair Market Value of such Shares, and

          (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

     (c) Stock Ownership.
          For purposes of Paragraph 4(b), in determining stock ownership, an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries, respectively. Stock with respect to which such Employee or any other person holds an option shall be disregarded.

     (d) Outstanding Stock.
          For purposes of Section 4(b), the term “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee but shall not include any share for which an Option is exercisable by any person.

5. STOCK.

     (a) Shares Subject to This Plan.
          The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed four million one hundred fifteen thousand (4,115,000), subject to adjustment pursuant to Section 9 hereof.

     (b) Options Not to Exceed Shares Available.
          The number of Shares for which an Option is exercisable at any time shall not exceed the number of Shares remaining available for issuance under the Plan. If any Option expires or is terminated, the number of Shares for which such Option was exercisable may be made exercisable pursuant to other Options under the Plan. The limitations established by this Section 5(b) shall be subject to adjustment in the manner provided in Section 9 hereof upon the occurrence of an event specified therein.

     (c) Limitation on Grants.
          No person shall be granted in any one fiscal year options for more than 500,000 Shares.

6. TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreements.
          Options shall be evidenced by written stock option agreements between the Optionee and the Corporation in such form as the Committee shall from time to time determine. No Option or purported Option shall be a valid and binding obligation of the Corporation unless so evidenced in writing.

     (b) Number of Shares.
          Each stock option agreement shall state the number of Shares for which the Option is exercisable and shall provide for the adjustment thereof in accordance with Section 9 hereof.

     (c) Vesting.
          An Optionee may not exercise his or her Option for any Shares until the Option, in regard to such Shares, has vested. Each stock option agreement shall include a vesting schedule which shall show when the Option becomes exercisable. The vesting schedule shall not impose upon the Corporation or any Affiliate any obligation to retain the Optionee in its employ or under contract for any period or otherwise change the employment-at-will status of an Optionee who is an employee of the Corporation or any Affiliate.

     (d) Lapse of Options.
          Each stock option agreement shall state the time or times when the Option covered thereby lapses and becomes unexercisable in part or in full. An Option shall lapse on the earliest of the following events (unless otherwise determined by the Committee and reflected in an option agreement):

          (i) The tenth anniversary of the date of granting the Option;

          (ii) The first anniversary of the Optionee's death;

          (iii) The first anniversary of the date the Optionee ceases to be an Employee due to total and permanent disability, within the meaning of Section 22(e)(3) of the Code;

          (iv) On the date provided in Section 6(h)(i), unless with respect to a Nonstatutory Stock Option, the Committee otherwise extends such period before the applicable expiration date;

          (v) On the date provided in Section 9 for a transaction described in such Section;

          (vi) The date the Optionee files or has filed against him or her a petition in bankruptcy; or

          (vii) The expiration date specified in an Optionee’s stock option agreement.

     (e) Exercise Price.
          Each stock option agreement shall state the Exercise Price for the Shares for which the Option is exercisable. Subject to Section 4(b), the Exercise Price of an Incentive Stock Option and a Nonstatutory Stock Option shall, when granted, be not less than 100% and 85% of the Fair Market Value of the Shares for which the Option is exercisable, respectively, and not less than the par value of the Shares.

     (f) Medium and Time of Payment.
          The Purchase Price shall be payable in full in cash upon the exercise of an Option but the Committee may allow the Optionee to pay the Purchase Price:

          (i) by surrendering Shares in good form for transfer, owned by the Optionee and having a Fair Market Value on the date of exercise equal to the Purchase Price;

          (ii) by delivery of a full recourse promissory note (“Note”) made by the Optionee in the amount of the Purchase Price, bearing interest, compounded semiannually, at a rate not less than the rate determined under Section 7872 of the Code to insure that no “foregone interest”, as defined in such section, will accrue, together with the delivery of a duly executed standard form security agreement securing the Note by a pledge of the Shares purchased; or

          (iii) in any combination of such consideration or such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law Code as long as the sum of the cash so paid, the Fair Market Value of the Shares so surrendered, and the amount of any Note equals the Purchase Price.

          The Committee or a stock option agreement may prescribe requirements with respect to the exercise of Options, including the submission by the Optionee of such forms and documents as the Committee may require and, the delivery by the Optionee of cash sufficient to satisfy applicable withholding requirements. The Committee may vary the exercise requirements and procedures from time to time to facilitate, for example, the broker-assisted exercise of Options.

     (g) Nontransferability of Options.
          During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee’s conservator or legal representative and shall not be assignable or transferable except pursuant to a qualified domestic relations order as defined by the Code. In the event of the Optionee’s death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution.

     (h) Termination of Employment Other than by Death or Disability.

          (i) If an Optionee ceases to be an Employee for any reason other than his or her death or disability, the Optionee shall have the right, subject to the provisions of this Section 6, to exercise any Option held by the Optionee at any time within ninety (90) days after his or her termination of employment, but not beyond the otherwise applicable term of the Option and only to the extent that on such date of termination of employment the Optionee’s right to exercise such Option had vested.

          (ii) For purposes of this Section 6(h), the employment relationship shall be treated as continuing intact while the Optionee is an active employee of the Corporation or any Affiliate, or is on military leave, sick leave, or other bona fide leave of absence to be determined in the sole discretion of the Committee. The preceding sentence notwithstanding, in the case of an Incentive Stock Option, employment shall be deemed to terminate on the date the Optionee ceases active employment with the Corporation or any Affiliate, unless the Optionee’s reemployment rights are guaranteed by statute or contract.

     (i) Death of Optionee.
          If an Optionee dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised an Option under Section 6(h), any Option granted to the Optionee may be exercised, to the extent it had vested at the time of death and subject to the Plan, at any time within 12 months after the Optionee’s death, by the executors or administrators of his or her estate or by any person or persons who acquire the Option by will or the laws of descent and distribution, but not beyond the otherwise applicable term of the Option.

     (j) Disability of Optionee.
          If an Optionee ceases to be an Employee due to becoming totally and permanently disabled within the meaning of Section 22(e)(3) of the Code, any Option granted to the Optionee may be exercised to the extent it had vested at the time of cessation and, subject to the Plan, at any time within 12 months after the Optionee’s termination of employment, but not beyond the otherwise applicable term of the Option.

     (k) Rights as a Shareholder.
          An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder of the Corporation with respect to any Shares for which his or her Option is exercisable until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends, ordinary or extraordinary or whether in currency, securities, or other property, distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9 hereof.

     (l) Modification, Extension, and Renewal of Options.
          Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options for the granting of new Options in substitution therefor. Notwithstanding the preceding sentence, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

     (m) Other Provisions.
          The stock option agreements authorized under the Plan may contain such other provisions which are not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable.

7. $100,000 PER YEAR LIMITATION ON VESTING OF ISOs.

     To the extent that the Fair Market Value of Shares (determined for each Share as of the date of grant of the Option covering such Share) subject to Options granted under this Plan (or any other plan of the Corporation or any Affiliate) which are designated as Incentive Stock Options and which become exercisable by an Optionee for the first time during a single calendar year exceeds $100,000, the Option(s) (or portion thereof) covering such Shares shall be recharacterized (to the extent of such excess over $100,000) as a Nonstatutory Stock Option. In determining which Option(s) shall be treated as Nonstatutory Stock Options under the preceding sentence, the Options shall be taken into account in the order granted, with the result that a later granted Option shall be recharacterized as a Nonstatutory Stock Option prior to such recharacterization of a previously granted Option.

8. TERM OF PLAN.

     Options may be granted pursuant to the Plan until ten years following the Effective Date, and all Options which are outstanding on such date shall remain in effect until they are exercised or expire by their terms. The Plan shall expire for all purposes on the date 20 years following the Effective Date.

9. RECAPITALIZATION, TAKEOVERS, AND LIQUIDATIONS.

     (a) Reorganizations.
          The number of Shares covered by the Plan, as provided in Section 5 hereof, and the number of Shares for which each Option is exercisable shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from the payment of a Common Stock dividend, a stock split, a reverse stock split or any other event which results in an increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation, and the Exercise Price shall be proportionately increased in the event the number of Shares subject to such Option are decreased and shall be proportionately decreased in the event the number of Shares subject to such Option are increased. For the purposes of this paragraph, conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without receipt of consideration.” Adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b) Liquidation.
          In the event of the dissolution or liquidation of the Corporation, each Option shall terminate immediately prior to the consummation of such action. The Committee shall notify the Optionee not less than fifteen (15) days prior to the proposed consummation of a pending dissolution or liquidation, and the Option shall be exercisable as to all Shares which are vested prior to expiration until immediately prior to the consummation of such action.

     (c) Merger.
          In the event of a merger or acquisition involving an acquisition of the Corporation or an acquisition by the Corporation of another company, the result of which is that the outstanding voting securities of the Corporation do not represent, or are not converted into, a majority of the outstanding voting securities of the surviving corporation, except as otherwise provided in any particular Option agreement, the vesting of all unvested Options shall be accelerated and all options shall be immediately exercisable. Without limiting the generality of the foregoing, in the event of (i) a proposed merger of the Corporation with or into another corporation, as a result of which the Corporation is not the surviving corporation and (ii) the Option is not assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, then in such case each Option shall terminate immediately prior to the consummation of such transaction. The Committee shall notify the Optionee not less than fifteen (15) days prior to the proposed consummation of such transaction, and the Option shall be exercisable as to all Shares which are subject to the Option until immediately prior to the consummation of such transaction.

     (d) Determination by Committee.
          All adjustments described in this Section 9 shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

     (e) Limitation on Rights of Optionee.
          Except as expressly provided in this Section 9, no Optionee shall have any rights by reason of any payment of any stock dividend, stock split or reverse stock split or any other increase or decrease in the number of shares of stock of any class, or by reason of any reorganization, consolidation, dissolution, liquidation, merger, exchange, split-up or reverse split-up, or spin-off of assets or stock of another corporation. Any issuance by the Corporation of Shares, Options or securities convertible into Shares or Options shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares for which an Option is exercisable. Notwithstanding the foregoing, if the Corporation shall enter into a transaction affecting the Corporation’s capital stock or distributions to the holders of its capital stock for which a revision in the terms of each Option is not required pursuant to this Section 9, the Committee shall have the right, but not the obligation, to revise the terms of each Option in a manner the Committee, in its sole discretion, deems fair and reasonable given the transaction involved. If necessary or appropriate in connection with such transaction, the Committee may declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his Option in whole or in part, including exercise as to Shares to which the Option would not otherwise be exercisable.

     (f) No Restriction on Rights of Corporation.
          The grant of an Option shall not affect or restrict in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

10. SECURITIES LAW REQUIREMENTS.

     The Corporation shall not be under any obligation to issue any Shares upon the exercise of any Option unless and until the Corporation has determined that: (i) it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933, or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state and Federal law have been satisfied.

11. EXERCISE OF UNVESTED OPTIONS.

     The Committee may grant any Optionee the right to exercise any Option prior to the complete vesting of such Option. Without limiting the generality of the foregoing, the Committee may provide that if an Option is exercised prior to having completely vested, the Shares issued upon such exercise shall remain subject to vesting at the same rate as under the Option so exercised and shall be subject to a right, but not an obligation, of repurchase by the Corporation with respect to all unvested Shares if the Optionee ceases to be an Employee for any reason. For the purposes of facilitating the enforcement of any such right of repurchase, at the request of the Committee, the Optionee shall enter into the Joint Escrow Instructions with the Corporation and deliver every certificate for his or her unvested Shares with a stock power executed in blank by the Optionee and by the Optionee’s spouse, if required for transfer.

12. AMENDMENT OF THE PLAN.

     The Board or the Committee may, from time to time, terminate, suspend or discontinue the Plan, in whole or in part, or revise or amend it in any respect whatsoever including, but not limited to, the adoption of any amendment(s) deemed necessary or advisable to qualify the Options under rules and regulations promulgated by the Securities and Exchange Commission with respect to Employees who are subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option granted thereunder, without approval of the shareholders of the Corporation, but without the approval of the Corporation’s shareholders, no such revision or amendment shall:

     (i) Increase the number of Shares subject to the Plan, other than any increase pursuant to Section 9;

     (ii) Materially modify the requirements as to eligibility for participation in the Plan;

     (iii) Materially increase the benefits accruing to Optionees under the Plan;

     (iv) Extend the term of the Plan; or

     (v) Amend this Section to defeat its purpose.

     No amendment, termination or modification of the Plan shall affect any Option theretofore granted in any material adverse way without the consent of the Optionee.

13. APPLICATION OF FUNDS.

     The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option shall be used for general corporate purposes.

14. APPROVAL OF SHAREHOLDERS.

     The Plan shall be subject to approval by the affirmative vote of the holders of a majority of all classes of the outstanding shares present and entitled to vote at the first meeting of shareholders of the Corporation following the adoption of the Plan or by written consent, and in no event later than one (1) year following the Effective Date. Prior to such approval, Options may be granted but shall not be exercisable. Any amendment described in Section 12 (i) to (iv) shall also be subject to approval by the Corporation’s shareholders.

15. WITHHOLDING OF TAXES.

     In the event the Corporation or a Affiliate determines that it is required to withhold Federal, state, or local taxes in connection with the exercise of an Option or the disposition of Shares issued pursuant to the exercise of an Option, the Optionee or any person succeeding to the rights of the Optionee, as a condition to such exercise or disposition, may be required to make arrangements satisfactory to the Corporation or the Affiliate to enable it to satisfy such withholding requirements.

16. RIGHTS AS AN EMPLOYEE.

     Neither the Plan nor any Option granted pursuant thereto shall be construed to give any person the right to remain in the employ of the Corporation or any Affiliate, or to affect the right of the Corporation or any Affiliate to terminate such individual’s employment at any time with or without cause. The grant of an Option shall not entitle the Optionee to, or disqualify the Optionee from, participation in the grant of any other Option under the Plan or participation in any other benefit plan maintained by the Corporation or any Affiliate.

17. DISAVOWAL OF REPRESENTATIONS, UNDERTAKINGS OR CREATION OF IMPLIED RIGHTS.

     In adopting and maintaining this Plan and granting options hereunder, neither the Corporation nor any Affiliate makes any representations or undertakings with respect to the initial qualification or treatment of Options under federal or state tax or securities laws. The Corporation and each Affiliate expressly disavows the creation of any rights in Employees, Optionees, or beneficiaries of any obligations on the part of the Corporation, any Affiliate or the Committee, except as expressly provided herein.

18. INSPECTION OF RECORDS.

     Copies of the Plan, records reflecting each Optionee’s Option, and any other documents and records which an Optionee is entitled by law to inspect shall be open to inspection by the Optionee and his or her duly authorized representative at the office of the Committee at any reasonable business hour.

19. INFORMATION TO OPTIONEES.

     Each Optionee shall be provided with such information regarding the Corporation as the Committee from time to time deems necessary or appropriate; provided however, that each Optionee shall at all times be provided with such information as is required to be provided from time to time pursuant to applicable regulatory requirements, including, but not limited to, any applicable requirements of the Securities and Exchange Commission, the California Department of Corporations and other state securities agencies.

20. SHAREHOLDER APPROVAL REQUIRED FOR OPTION RE-PRICING.

     Notwithstanding any provision to the contrary in this Plan, absent the prior approval of the Company’s shareholders, outstanding options granted or issued under this Plan will not be re-priced either by (a) amending such options to lower the exercise price or (b) canceling such options and granting replacement options with a lower exercise price; provided, however, that such prohibition shall not apply to proportional adjustments in connection with a stock split, reverse stock split, stock dividend, or other like event or in the event of a corporate transaction such as a merger or other reorganization involving a substitution or assumption of options that complies with Section 424(a) of the Code.

CALIFORNIA MICRO DEVICES CORPORATION
1995 EMPLOYEE STOCK PURCHASE PLAN
AMENDED AS OF JULY 18, 1997, AUGUST 7, 1998,
AUGUST 5, 1999, AND AUGUST 7, 2002

1. PURPOSE.

     The purpose of this Plan is to provide an opportunity for Employees of California Micro Devices Corporation (the “Corporation”) and its Designated Subsidiaries, to purchase Common Stock of the Corporation and thereby to have an additional incentive to contribute to the prosperity of the Corporation. It is the intention of the Corporation that the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended, and the Plan shall be construed in accordance with this intention.

2. DEFINITIONS.

     (a) “Board” shall mean the Board of Directors of the Corporation.

     (b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

     (c) “Committee” shall mean the committee appointed by the Board in accordance with Section 12 of the Plan.

     (d) “Common Stock” shall mean the Common Stock of the Corporation, or any stock into which such Common Stock may be converted.

     (e) “Compensation” shall mean an Employee’s wages or salary and other amounts payable to an Employee on account of personal services rendered by the Employee to the Corporation or a Designated Subsidiary and which are reportable as wages or other compensation on the Employee’s Form W-2, plus pre-tax contributions of the Employee under a cash or deferred arrangement (401(k) plan) or cafeteria plan maintained by the Corporation or a Designated Subsidiary, but excluding, however, (1) non-cash fringe benefits, (2) special payments as determined by the Committee (e.g., moving expenses, unused vacation, severance pay), (3) income from the exercise of stock options or other stock purchases and (4) any other items of Compensation as determined by the Committee.

     (f) “Corporation” shall mean California Micro Devices Corporation, a California corporation.

     (g) “Designated Subsidiary” shall mean a Subsidiary which has been designated by the Board as eligible to participate in the Plan.

     (h) “Employee” shall mean an individual employed (within the meaning of Code section 3401(c) and the regulations thereunder) by the Corporation or a Designated Subsidiary.

     (i) “Entry Date” shall mean the first day of each Option Period. The first Entry Date shall be such date as is determined by the Committee.

     (j) “Exercise Date” shall mean the last business day of each Exercise Period.

     (k) “Exercise Period” shall mean a six-month or other period as determined by the Committee. The first Exercise Period during an Option Period shall commence on the first day of such Option Period. Subsequent Exercise Periods, if any, shall run consecutively after the termination of the preceding Exercise Period. The last Exercise Period in an Option Period shall terminate on the last day of such Option Period.

     (l) “Fair Market Value” shall mean the value of one (1) share of Common Stock on the relevant date, determined as follows:

          (1) If the shares are traded on an exchange or on the Nasdaq Stock Market, the reported “closing price” on the next preceding trading day (provided that in the case of the first Entry Date, the Fair Market Value shall be the initial price to the public in the Company’s initial public offering);

          (2) If the shares are traded over-the-counter on the NASDAQ System (other than on the Nasdaq Stock Market), the mean between the bid and the ask prices on said System at the close of business on the next preceding trading day (provided that in the case of the first Entry Date, the Fair Market Value shall be the initial price to the public in the Company’s initial public offering); and

          (3) If neither (1) nor (2) applies, the fair market value as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

     (m) “Option Period” shall mean a period of up to twenty-seven (27) months as determined by the Committee.

     (n) “Participant” shall mean a participant in the Plan as described in Section 4 of the Plan.

     (o) “Plan” shall mean this employee stock purchase plan.

     (p) “Subsidiary” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, as described in Code section 424(f).

3. ELIGIBILITY.

     Any Employee regularly employed on a full-time basis by the Corporation or by any Designated Subsidiary on an Entry Date shall be eligible to participate in the Plan with respect to the Option Period commencing on such Entry Date, provided that the Committee may establish administrative rules requiring that employment commence some minimum period (e.g., one pay period) prior to an Entry Date to be eligible to participate with respect to that Entry Date. An Employee shall be considered employed on a full-time basis unless his or her customary employment is less than 20 hours per week or five months per year. No Employee may participate in the Plan if immediately after an option is granted the Employee owns or is considered to own (within the meaning of section 424(d) of the Code), shares of stock, including stock which the Employee may purchase by conversion of convertible securities or under outstanding options granted by the Corporation, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of any of its Subsidiaries. All Employees who participate in the Plan shall have the same rights and privileges under the Plan except for differences which may be mandated by local law and which are consistent with Code section 423(b)(5). The Committee may impose restrictions on eligibility and participation of Employees who are officers and directors to facilitate compliance with federal or state securities laws.

4. PARTICIPATION.

     4.1    An Employee who is eligible to participate in the Plan in accordance with Section 3 may become a Participant by filing, on a date prescribed by the Committee prior to an applicable Entry Date, a completed payroll deduction authorization and Plan enrollment form provided by the Corporation. An eligible Employee may authorize payroll deductions at the rate of any whole percentage of the Employee’s Compensation, not to exceed fifteen percent (15%) of the Employee’s Compensation, or such lesser percentage as specified by the Committee as applied to an Entry Date or Option Period. All payroll deductions may be held by the Corporation and commingled with its other corporate funds. No interest shall be paid or credited to the Participant with respect to such payroll deductions except where required by local law as determined by the Committee. A separate bookkeeping account for each Participant shall be maintained by the Corporation under the Plan and the amount of each Participant’s payroll deductions shall be credited to such account. A Participant may not make any additional payments into such account.

     4.2    Under procedures established by the Committee, a Participant may suspend or discontinue participation in the Plan or may reduce the rate of his or her payroll deductions at any time during an Offering Period by completing and filing a new payroll deduction authorization and Plan enrollment form with the Corporation, provided that the Committee may, in its discretion, impose restrictions on a Participant’s ability to change the rate of payroll deductions. A Participant may increase his or her rate of payroll deductions only effective on an Entry Date by filing a new payroll deduction authorization and Plan enrollment form. If a new payroll deduction authorization and Plan enrollment form is not filed with the Corporation, the rate of payroll deductions shall continue at the originally elected rate throughout the Option Period unless the Committee determines to change the permissible rate.

     If a Participant suspends participation during an Exercise Period, his or her accumulated payroll deductions will remain in the Plan for purchase of shares as specified in Section 6 on the following Exercise Date, but the Participant will not again participate until he or she completes a new payroll deduction authorization and Plan enrollment form. The Committee may establish rules limiting the frequency with which Participants may suspend and resume payroll deductions under the Plan and may impose a waiting period on Participants wishing to resume suspended payroll deductions. If a Participant discontinues participation in the Plan, the amount credited to the Participant’s individual account shall be paid to the Participant without interest (except where required by local law). In the event any Participant terminates employment with the Corporation or any Subsidiary for any reason (including death) prior to the expiration of an Option Period, the Participant’s participation in the Plan shall terminate and all amounts credited to the Participant’s account shall be paid to the Participant or the Participant’s estate without interest (except where required by local law). Whether a termination of employment has occurred shall be determined by the Committee. The Committee may also establish rules regarding when leaves of absence or change of employment status (e.g., from full-time to part-time) will be considered to be a termination of employment, and the Committee may establish termination of employment procedures for this Plan which are independent of similar rules established under other benefit plans of the Corporation and its Subsidiaries.

     In the event of a Participant’s death, any accumulated payroll deductions will be paid, without interest, to the estate of the Participant.

5. OFFERING.

     5.1    The maximum number of shares of Common Stock which may be issued pursuant to the Plan shall be one million one hundred thirty thousand (1,130,000) shares. The Committee may designate any amount of available shares for offering for any Option Period determined pursuant to Section 5.2.

     5.2    Each Option Period, Entry Date and Exercise Period shall be determined by the Committee. The Committee shall have the power to change the duration of future Option Periods or future Exercise Periods, and to determine whether or not to have overlapping Option Periods, with respect to any prospective offering, without shareholder or Board approval.

     5.3    With respect to each Option Period, each eligible Employee who has elected to participate as provided in Section 4.1 shall be granted an option to purchase that number of shares of Common Stock which may be purchased with the payroll deductions accumulated on behalf of such Employee (assuming payroll deductions at a rate of 15% of Compensation) during each Exercise Period within such Option Period at the purchase price specified in Section 5.4 below; provided, however, (1) in no event shall the Employee be entitled to accrue rights to purchase shares under the Plan (and all other employee stock purchase plans, as defined in Code section 423, of the Corporation and its subsidiaries) at a rate which exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for any calendar year in which such option is outstanding at any time, and (2) the maximum shares subject to any option shall in no event exceed 10,000.

     5.4    The option price under each option shall be the lower of: (i) eighty-five percent (85%) of the Fair Market Value of the Common Stock on the Entry Date on which an option is granted, or (ii) eighty-five percent (85%) of the Fair Market Value on the Exercise Date on which the Common Stock is purchased.

     5.5    If the total number of shares of Common Stock for which options granted under the Plan are exercisable exceeds the maximum number of shares offered on any Entry Date, the number of shares which may be purchased under options granted on the Entry Date shall be reduced on a pro rata basis in as nearly a uniform manner as shall be practicable and equitable. In this event, payroll deductions shall also be reduced or refunded accordingly. If an Employee’s payroll deductions during any Exercise Period exceeds the purchase price for the maximum number of shares permitted to be purchased under Section 5.3, the excess shall be refunded to the Participant without interest (except where otherwise required by local law).

     5.6    In the event that the Fair Market Value of the Corporation’s Common Stock is lower on the first day of an Exercise Period within an Option Period (subsequent “Reassessment Date”) than it was on Entry Date for such Option Period, all Employees participating in the Plan on the Reassessment Date shall be deemed to have relinquished the unexercised portion of the option granted on the Entry Date and to have enrolled in and received a new option commencing on such Reassessment Date, unless the Committee has determined not to permit overlapping Option Periods or to restrict such transfers to lower price Option Periods.

6. PURCHASE OF STOCK.

     Upon the expiration of each Exercise Period, a Participant’s option shall be exercised automatically for the purchase of that number of full shares of Common Stock which the accumulated payroll deductions credited to the Participant’s account at that time shall purchase at the applicable price specified in Section 5.4.

7. PAYMENT AND DELIVERY.

     Upon the exercise of an option, the Corporation shall deliver to the Participant the Common Stock purchased and the balance of any amount of payroll deductions credited to the Participant’s account not used for the purchase. The Committee may permit or require that shares be deposited directly with a broker designated by the Participant (or a broker selected by the Committee), and the Committee may utilize electronic or automated methods of share transfer. To the extent the unused cash balance represents a fractional share, the unused cash balance credited to the Participant’s account shall be carried over to the next Exercise Period, if the Participant is also a Participant in the Plan at that time or refunded to the Participant, as determined by the Committee. The Corporation shall retain the amount of payroll deductions used to purchase Common Stock as full payment for the Common Stock and the Common Stock shall then be fully paid and non-assessable. No Participant shall have any voting, dividend, or other stockholder rights with respect to shares subject to any option granted under the Plan until the option has been exercised and shares issued.

8. RECAPITALIZATION.

     If after the grant of an option, but prior to the purchase of Common Stock under the option, there is any increase or decrease in the number of outstanding shares of Common Stock because of a stock split, stock dividend, combination or recapitalization of shares subject to options, the number of shares to be purchased pursuant to an option, the share limit of Section 5.3 and the maximum number of shares specified in Section 5.1 shall be proportionately increased or decreased, the terms relating to the purchase price with respect to the option shall be appropriately adjusted by the Committee, and the Committee shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances.

     The Committee, if it so determines in the exercise of its sole discretion, also may adjust the number of shares specified in Section 5.1, as well as the price per share of Common Stock covered by each outstanding option and the maximum number of shares subject to any individual option, in the event the Corporation effects one or more reorganizations, recapitalizations, spin-offs, split-ups, rights offerings or reductions of shares of its outstanding Common Stock.

     The Committee’s determinations under this Section 8 shall be conclusive and binding on all parties.

9. MERGER, LIQUIDATION, OTHER CORPORATION TRANSACTIONS.

     In the event of the proposed liquidation or dissolution of the Corporation, the Option Period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Committee in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions will be refunded without interest to the Participants.

     In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger or consolidation of the Corporation with or into another corporation, then in the sole discretion of the Committee, (1) each option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor corporation, (2) a date established by the Committee on or before the date of consummation of such merger, consolidation or sale shall be treated as an Exercise Date, and all outstanding options shall be deemed exercisable on such date or (3) all outstanding options shall terminate and the accumulated payroll deductions shall be returned to the Participants.

10. TRANSFERABILITY.

     Options granted to Participants may not be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than as permitted by the Code, such act shall be treated as an election by the participant to discontinue participation in the Plan pursuant to Section 4.2.

11. AMENDMENT OR TERMINATION OF THE PLAN.

     11.1    The Plan shall continue until February 9, 2005, unless previously terminated in accordance with Section 11.2.

     11.2    The Board may, in its sole discretion, insofar as permitted by law, terminate or suspend the Plan, or revise or amend it in any respect whatsoever, except that, without approval of the stockholders, no such revision or amendment shall:

          (a) materially increase the number of shares subject to the Plan other than an adjustment under Section 8 of the Plan;

          (b) materially modify the requirements as to eligibility for participation in the Plan;

          (c) materially increase the benefits accruing to Participants;

          (d) reduce the purchase price specified in Section 5.4, except as specified in Section 8;

          (e) extend the term of the Plan beyond the date specified in Section 11.1; or

          (f) amend this Section 11.2 to defeat its purpose.

12. ADMINISTRATION.

     The Plan shall be administered by a Committee which shall consist of at least three members appointed by the Board. The Committee shall have full power and authority to promulgate any rules and regulations which it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection with administration of the Plan as it deems necessary or advisable. Decisions of the Committee shall be made by a majority of its members and shall be final and binding upon all participants. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting of the Committee duly held. The Corporation shall pay all expenses incurred in the administration of the Plan. No Committee member shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

13. COMMITTEE RULES FOR FOREIGN JURISDICTIONS.

     The Committee may adopt rules or procedures relating to the operation and administration of the Plan in non-United States jurisdictions to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements.

14. SECURITIES LAWS REQUIREMENTS.

     The Corporation shall not be under any obligation to issue Common Stock upon the exercise of any option unless and until the Corporation has determined that: (i) it and the Participant have taken all actions required to register the Common Stock under the Securities Act of 1933, or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state and federal law have been satisfied.

15. GOVERNMENTAL REGULATIONS.

     This Plan and the Corporation’s obligation to sell and deliver shares of its stock under the Plan shall be subject to the approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of stock hereunder.

16. NO ENLARGEMENT OF EMPLOYEE RIGHTS.

     Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Corporation or any Designated Subsidiary or to interfere with the right of the Corporation or Designated Subsidiary to discharge any Employee at any time.

17. GOVERNING LAW.

     This Plan shall be governed by California law, but shall be interpreted to be consistent with the requirements of any employee stock purchase plan under Code section 423.

18. EFFECTIVE DATE.

     This Plan shall be effective February 10, 1995, subject to approval of the shareholders of the Corporation within 12 months of its adoption by the Board of Directors.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS:		FOR all nominees (except as indicated to the left)	WITHHOLD AUTHORITY to vote for all nominees listed to the left			FOR	AGAINST	ABSTAIN
	Nominees: 01Robert V. Dickinson 02 Wade Meyercord 03 Dr. Edward C. Ross 04 Dr. John L. Sprague 05 David L. Wittrock		☐	☐	3.	PROPOSAL TO AMEND THE 1995 EMPLOYEE STOCK OPTION PLAN, AS SUBSEQUENTLY AMENDED, TO INCREASE FROM 4,115,000 TO 4,745,000 THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER	☐	☐	☐
							FOR	AGAINST	ABSTAIN
					4.	PROPOSAL TO AMEND THE 1995 EMPLOYEE STOCK OPTION PLAN, AS SUBSEQUENTLY AMENDED, TO EXTEND THE TERMINATION DATE OF THE PLAN FROM FEBRUARY 10, 2015 TO AUGUST 7, 2023.	☐	☐	☐
Instruction: If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list above.							FOR	AGAINST	ABSTAIN
2.	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2004:				5.	AMENDMENT OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN, AS SUBSEQUENTLY AMENDED, TO INCREASE FROM 1,130,000 TO 1,290,000 THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.	☐	☐	☐
	FOR	AGAINST	ABSTAIN				FOR	AGAINST	ABSTAIN
	☐	☐	☐		6.	AMENDMENT OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN, AS SUBSEQUENTLY AMENDED, TO EXTEND THE TERMINATION DATE OF THE PLAN FROM FEBRUARY 9, 2005 TO AUGUST 7, 2013.	☐	☐	☐

In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

PLEASE MARK, DATE, AND SIGN EXACTLY AS YOUR NAME(S) APPEARS HEREON, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature _________________________	Date _____________	Signature _________________________	Date _____________
If shares are jointly held, each holder should sign. If signing for estates, trusts, corporations, or partnerships, title and capacity should be stated.

^ FOLD AND DETACH HERE ^

CALIFORNIA MICRO DEVICES CORPORATION

ANNUAL MEETING OF SHAREHOLDERS, AUGUST 8, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned shareholder of CALIFORNIA MICRO DEVICES CORPORATION, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 11, 2003, and hereby appoints Robert V. Dickinson as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of CALIFORNIA MICRO DEVICES CORPORATION, to be held on August 8, 2003, at 2:00 p.m., local time, at the McCarthy Conference Center, 580 North McCarthy Boulevard, Milpitas, California and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the opposite side.

      THE PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2004, FOR THE AMENDMENT OF THE 1995 EMPLOYEE STOCK OPTION PLAN TO INCREASE FROM 4,115,000 TO 4,745,000 THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER, FOR THE AMENDMENT OF THE 1995 EMPLOYEE STOCK OPTION PLAN TO EXTEND THE TERMINATION DATE OF THE PLAN FROM FEBRUARY 10, 2015 TO AUGUST 7, 2023, FOR THE AMENDMENT OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE FROM 1,130,000 TO 1,290,000 THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER, FOR THE AMENDMENT OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN TO EXTEND THE TERMINATION DATE OF THE PLAN FROM FEBRUARY 9, 2005 TO AUGUST 7, 2013 AND AS SUCH PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

      SUCH PROXY AND ATTORNEY, OR SUBSTITUTE, SHALL BE PRESENT AND SHALL ACT AT THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF AND MAY EXERCISE ALL OF THE POWERS OF SUCH PROXY AND ATTORNEY-IN-FACT HEREUNDER.

(CONTINUED AND TO BE MARKED ON THE REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^